UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2011 (February 1, 2011)

Rockwell Automation, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street Milwaukee, Wisconsin	53204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 382-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 2, 2011, the Company’s Board of Directors approved certain leadership changes with respect to two named executive officers. Effective April 1, 2011, Steven Eisenbrown, Senior Vice President and head of the Architecture and Software segment, is being appointed Senior Vice President with responsibility for Strategic Development, and Robert Ruff, Senior Vice President and head of the Control Products and Solutions segment, will assume the role of President of the Company’s Asia Pacific Region. In connection with these changes, the Board elected new leaders for the Company’s operating segments effective April 1, 2011. The Company’s press release dated February 3, 2011, announcing these leadership changes, is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of shareowners of the Company was held on February 1, 2011. The final results for each of the matters submitted to a vote of shareowners at the annual meeting are set forth below.

(b)	At the annual meeting, the shareowners:

(i)	voted to elect three directors of the Company. Each nominee for director was elected to a term expiring in 2014 and by a vote of the shareowners as follows:

	Affirmative	Votes	Broker
	Votes	Withheld	Nonvotes
Steven R. Kalmanson	95,469,518	1,081,158	17,425,323
James P. Keane	95,534,012	1,016,664	17,425,323
Donald R. Parfet	95,573,499	977,177	17,425,323

(ii)	voted on a proposal to approve the selection by the Audit Committee of the Company’s Board of Directors of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	111,414,618
Negative votes	2,352,998
Abstentions	208,381

(Page 2 of 5 Pages)

(iii)	voted on a proposal to approve on an advisory basis the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the February 1, 2011 annual meeting. The proposal was approved on an advisory basis by a vote of the shareowners as follows:

Affirmative votes	90,165,523
Negative votes	2,271,729
Abstentions	4,113,424
Broker Nonvotes	17,425,323

(iv)	voted on a proposal to approve on an advisory basis the frequency of the vote by shareowners on the compensation of the Company’s named executive officers. Shareowners approved on an advisory basis the holding of a shareowner vote on an annual basis by a vote as follows:

One Year	61,862,731
Two Years	1,535,103
Three Years	30,762,807
Abstain	2,390,035
Broker Nonvotes	17,425,323

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99	Press Release of Registrant dated February 3, 2011.

(Page 3 of 5 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By /s/ Douglas M. Hagerman
Douglas M. Hagerman
Senior Vice President, General Counsel
and Secretary

Date: February 7, 2011

(Page 4 of 5 Pages)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Registrant dated February 3, 2011.

(Page 5 of 5 Pages)